UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Karlavägen 100, 115 26 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Storgatan 23C, 114 55 Stockholm, Sweden

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year Item.

On December 7, 2020, Neonode Inc. (the “Company”) filed Certificates of Elimination with the Secretary of State of the State of Delaware to eliminate the Company’s Series A Preferred Stock (“Series A Preferred Stock”), Series B Preferred Stock (“Series B Preferred Stock”), Series C-1 5% Convertible Preferred Stock (“Series C-1 Preferred Stock”), and Series C-2 5% Convertible Preferred Stock (“Series C-2 Preferred Stock”). No shares of Series A Preferred Stock, Series B Preferred Stock, Series C-1 Preferred Stock, or Series C-2 Preferred Stock were outstanding at the time of filings. Upon such elimination, the Series A Preferred Stock, Series B Preferred Stock, Series C-1 Preferred Stock, and Series C-2 Preferred Stock resumed their status as undesignated shares of Preferred Stock of the Company and their references were eliminated from the Restated Certificate of Incorporation of the Company, as amended. Copies of the Certificates of Elimination of the Series A Preferred Stock, Series B Preferred Stock, Series C-1 Preferred Stock, and Series C-2 Preferred Stock are attached hereto as Exhibits 3.1.E.1, 3.1.E.2, 3.1.E.3, and 3.1.E4, respectively, and are incorporated by reference herein.

In addition, on December 9, 2020, the Company filed a Restated Certificate of Incorporation to integrate into a single document the previous Certificates of Amendment, Designation, and Elimination. A copy of the Restated Certificate of Incorporation is attached hereto as Exhibits 3.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Neonode Inc. dated December 9, 2020
3.1.E.1	Certificate of Elimination of Series A Preferred Stock
3.1.E.2	Certificate of Elimination of Series B Preferred Stock
3.1.E.3	Certificate of Elimination of Series C-1 5% Convertible Preferred Stock
3.1.E.4	Certificate of Elimination of Series C-2 5% Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 11, 2020	NEONODE INC.

	By:	/s/ Maria Ek
	Name:	Maria Ek
	Title:	Chief Financial Officer

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